Q1 2026 EARNINGS CONFERENCE CALL | May 5, 2026

This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's 2026 outlook and related assumptions, production levels, future business prospects, net sales, expenses and income (loss), margins, capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, growth strategy, retail and wholesale demand and shipments, run rates, integration of acquisitions, planned divestitures and facility consolidations, optimization of facilities and infrastructure, R&D investments, commodity prices, addressable markets, and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, future pandemics, geopolitical tensions, armed conflicts, or natural disasters on the global economy and on the Company's customers, suppliers, team members, business and cash flows, pricing pressures due to domestic and foreign competition, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on Form 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as adjusted net income, adjusted net income per diluted share, adjusted EBITDA, adjusted EBITDA as a percentage of net sales, net debt to adjusted EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. This presentation also includes certain forward-looking non-GAAP financial measures, such as forward-looking guidance for adjusted diluted EPS. The Company is unable to provide a reconciliation of forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because the Company is unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results. Forward-Looking Statements 2LCI Industries | Q1 2026 Earnings Presentation

Strong Execution Drives Revenue Growth, Margin Expansion and Earnings Performance Executing Continuous Improvement Initiatives • First quarter operating profit margin of 8.7%, up 90 bps YoY • Strategic material sourcing drove margin expansion • Continued footprint optimization targeting 8-10 facilities in 2026 • Agile tariff mitigation strategy continues to allow for effective cost management Quarterly Financial Performance • Net sales of $1.1 billion, up 4% YoY • Net income of $63 million, up 27% YoY ($2.53 per diluted share), or 5.8% of net sales • Adjusted net income(1) of $63 million ($2.59 Adjusted EPS(1), up 18% YoY) • Adjusted EBITDA(1) of $125 million, or 11.5% of net sales, up 13% YoY 1 Additional information regarding adjusted net income, adjusted EPS, adjusted EBITDA, and adjusted EBITDA as a percentage of net sales, and reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, are provided in the Appendix. Capital Allocation • Strong liquidity position with $142 million of cash and cash equivalents and $595 million of availability on revolving credit facility at March 31, 2026 • Paid quarterly dividend of $1.15 per share aggregating $28 million in the first quarter First Quarter 2026 Highlights 3LCI Industries | Q1 2026 Earnings Presentation

Results by Market 4 OEM Segment • RV • Transportation • Marine • Housing Aftermarket Segment

RV OEM Performance and Trends • Q1 2026 RV OEM sales down 4% YoY, primarily due to a decrease in North American travel trailer and fifth-wheel shipments, partially offset by sales price increases to cover higher material costs, increased mix in higher-content fifth wheels, and recent innovations • 73,400 North American wholesale towable units shipped in Q1 2026, down 15% YoY • 52,200 estimated North American retail towable units sold in Q1 2026, down 17% YoY Quarterly Net Sales $531M $510M Q1 2025 Q1 2026 NA RV Wholesale/Retail/Inventory Change Retail Wholesale Inventory Linear (Inventory) 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 4Q 25 1Q 26 0 50,000 100,000 150,000 200,000 (80,000) (60,000) (40,000) (20,000) — 20,000 40,000 5LCI Industries | Q1 2026 Earnings Presentation

Touring Coil Suspension Furrion® 18K Chill Cube Air Conditioner * "Other" includes impact of RV unit shipments versus industry production, index sales price adjustments, and the impact of acquisitions and divestitures New Window Designs and Integrated Shades Innovation Driving RV Organic Content Growth YoY Towable Content Growth (LTM) Key 2026/2027 Model Year Product Wins Bi-Fold SunDeck 6LCI Industries | Q1 2026 Earnings Presentation Sequential Towable Content Growth (LTM)

Transportation OEM Performance and Trends • Q1 2026 Transportation OEM sales up 24% YoY • Increase primarily due to sales from 2025 acquisitions in the resilient bus market where integration efforts and synergies are driving results • Trans Air (acquired in March 2025) - bus climate control systems • Freedman Seating (acquired in April 2025) - bus seating solutions • Expanding presence in transportation markets: • Increasing sales of axles and suspension products to top utility trailer brands. Utility trailer industry produces 500K+ utility and cargo trailers annually • Supplying windows in off-road vehicles and school buses • Approximately 65,000 city, shuttle and school buses delivered in 2025 Quarterly Net Sales $175M $218M Q1 2025 Q1 2026 7LCI Industries | Q1 2026 Earnings Presentation

8 Marine OEM Performance and Trends • Q1 2026 Marine sales up 11% YoY • Sales growth driven by recent innovations and improving run rates • Building momentum with newer products Quarterly Net Sales $72M $80M Q1 2025 Q1 2026 8 8LCI Industries | Q1 2026 Earnings Presentation

9 Housing OEM Performance and Trends • Q1 2026 Housing OEM sales down 1% YoY • 2026 manufactured housing unit shipments were down about 11% through February • Expanding presence in residential window market through 2025 acquisition of Moss Supply Company • March 2026 privately-owned housing starts up 11% over February 2026 and up 11% YoY according to the US Census Bureau $45M $45M Q1 2025 Q1 2026 Quarterly Net Sales 9 9LCI Industries | Q1 2026 Earnings Presentation

10 Aftermarket Performance and Trends • Q1 2026 sales up 7% from the prior year period primarily driven by sales price increases to cover higher material costs and sales from acquired businesses • Driving portfolio expansion in diversified markets with towing and truck accessories, boating accessories, appliances, and electronics • Meeting heightened repair and replacement demand as RV ownership has reached record levels in recent years • Recently launched Lippert Factory Service network of service and repair centers to provide expert installations, service, repairs and upgrades Quarterly Net Sales $222M $238M Q1 2025 Q1 2026 Q1 2026 Aftermarket Net Sales by Market 51% 31% 8% 10% Automotive RV Marine Other 1010LCI Industries | Q1 2026 Earnings Presentation

Consolidated Results 11

12 Q1 2026 Financial Performance Operating Margin 7.8% 8.7% First Quarter 2025 First Quarter 2026 (in th ou sa nd s) Consolidated Net Income $49,438 $62,947 First Quarter 2025 First Quarter 2026 (in th ou sa nd s) Adjusted EBITDA* $110,859 $124,957 First Quarter 2025 First Quarter 2026 * Additional information regarding Adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. (in th ou sa nd s) Consolidated Net Sales $1,045,590 $1,090,517 First Quarter 2025 First Quarter 2026 +4% +90 bps +13%+27% 1212LCI Industries | Q1 2026 Earnings Presentation

13 Strategic Acquisitions • Acquisitions completed in 2025 delivering results in 2026 in both OEM and AM segments • Continue to seek thoughtful and complementary acquisition targets as part of our balanced capital allocation strategy Capital Allocation Highlights Executing on our capital allocation strategy through complementary acquisitions, focus on innovation, and returning capital to shareholders (in m ill io ns ) $96 $4 $4 $4 $464 $4 $373 2026 Convertible Notes 2030 Convertible Notes Term Loan B 2026 2027 2028 2029 2030 2031 2032 $— $490 Future Debt Maturities Strong Balance Sheet • Strong quarter-end cash position of $142 million • Borrowing availability of $595 million on revolving credit facility • Debt to net income of 4.7x, and net debt to adjusted EBITDA of 1.9x(1), reflecting disciplined leverage management 1 Additional information regarding net debt to adjusted EBITDA and a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the Appendix. 13 Returning Capital to Shareholders • Paid quarterly dividend of $1.15 per share, aggregating $28 million in the first quarter 13LCI Industries | Q1 2026 Earnings Presentation

14 Liquidity and Cash Flow As of and for the three months ended March 31 2026 2025 Cash and Cash Equivalents $142M $231M Remaining Availability under Revolving Credit Facility(1) $595M $595M Capital Expenditures $10M $9M Dividends $28M $29M Share Repurchases $—M $28M Debt / Net Income (TTM) 4.7x 6.0x Net Debt/Adjusted EBITDA (TTM)(2) 1.9x 1.9x Cash from Operating Activities $(33)M $43M Free Cash Flow(2) $(43)M $34M 1 Remaining availability under the revolving credit facility is subject to covenant restrictions. 2 Additional information regarding net debt to Adjusted EBITDA and free cash flow, as well as a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, is provided in the Appendix. 1414LCI Industries | Q1 2026 Earnings Presentation

2026 Outlook 15

16 2026 Outlook RV Industry • Our current full year 2026 North American forecast is 315K - 330K wholesale unit shipments, lowering from the previous range of 335K to 350K • Expect continued momentum and product placement with newly launched products in recent model year updates Other Markets • Transportation - expect market to be flat, but Lippert expected to benefit from acquisitions of Freedman and Trans Air made in 2025 • Marine - industry expected to be flat to up low single digits • Housing - industry expected to be up low single digits aided by growth of our residential window products • Aftermarket - expect mid single digit growth. ~1.5 million RVs expected to enter repair and replacement cycle in the next few years. Lippert should see lift in auto aftermarket as a result of favorable market conditions April 2026 Results • April 2026 net sales of approximately $374 million, down 4% YoY 1616LCI Industries | Q1 2026 Earnings Presentation

Full Year 2026 Financial Outlook Based on current market and economic conditions along with existing tariffs, the Company expects the following: 2026 Outlook 2025 Actual 2026 Estimate Revenue $4.1B $4.2 billion - $4.3 billion Operating Profit Margin 6.8% 7.5% - 8.0% Adjusted Diluted EPS $7.46 $8.75 - $9.25* 17 1717LCI Industries | Q1 2026 Earnings Presentation * Raising the lower end of previous range from $8.25 and reaffirming the upper end

19 Appendix Reconciliation of Non-GAAP Measures ADJUSTED EBITDA Three months ended March 31, ADJUSTED EBITDA (TTM) Twelve months ended March 31, ($ in thousands) 2026 2025 ($ in thousands) 2026 2025 Net income $ 62,947 $ 49,438 Net income $ 201,759 $ 155,760 Interest expense, net 9,913 5,991 Interest expense, net 39,632 25,569 Provision for income taxes 22,299 17,835 Provision for income taxes 71,283 52,561 Depreciation and amortization 29,798 29,542 Depreciation and amortization 121,487 122,546 EBITDA $ 124,957 $ 102,806 EBITDA $ 434,161 $ 356,436 Loss on extinguishment of debt — 8,053 Loss on extinguishment of debt 806 8,053 Adjusted EBITDA $ 124,957 $ 110,859 Gain on sale of real estate (19,716) — Restructuring costs 3,900 — Net Sales $ 1,090,517 $ 1,045,590 Executive separation costs 3,193 — Net income as a % of Net Sales 5.8% 4.7 % Adjusted EBITDA $ 422,344 $ 364,489 Adjusted EBITDA as a % of Net Sales 11.5% 10.6 % Net Sales $ 4,166,944 $ 3,818,769 Net income as a % of Net Sales 4.8% 4.1 % Adjusted EBITDA as a % of Net Sales 10.1% 9.5 % FREE CASH FLOW Three months ended March 31, NET DEBT/ADJUSTED EBITDA (TTM) ($ in thousands) 2026 2025 ($ in thousands) March 31, 2026 March 31, 2025 Net cash flows (used in) provided by Total debt $ 945,005 $ 938,278 operating activities $ (33,459) $ 42,718 Less cash and cash equivalents 142,237 231,243 Capital expenditures (9,668) (9,038) Net debt $ 802,768 $ 707,035 Free cash flow $ (43,127) $ 33,680 Total Debt/Net Income (TTM) 4.7x 6.0x Net Debt/Adjusted EBITDA (TTM) 1.9x 1.9x Adjusted EBITDA, Adjusted EBITDA as a percentage of net sales, and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and to the extent applicable, loss on extinguishment of debt, gain on sale of real estate, restructuring costs, and executive separation costs. Free cash flow is defined as net cash flows (used in) provided by operating activities less capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies. The net debt to Adjusted EBITDA ratio on a trailing twelve month basis is a non-GAAP performance measure included because the Company believes it is useful to investors in evaluating the Company's leverage. The net debt to Adjusted EBITDA ratio is defined as total debt, less cash and cash equivalents, divided by Adjusted EBITDA. The net debt to Adjusted EBITDA ratio is a non-GAAP measure and should not be considered a substitute for the ratio of total debt to net income determined in accordance with GAAP. The Company's calculation of its net debt to Adjusted EBITDA ratio might not be calculated in the same manner as, and thus might not be comparable to, similarly titled measures used by other companies.

20 Appendix Reconciliation of Non-GAAP Measures (cont.) ADJUSTED NET INCOME Three months ended March 31, ($ in thousands, except per share amounts) 2026 2025 Net income $ 62,947 $ 49,438 Loss on extinguishment of debt — 8,053 Tax effect of adjustment — (1,930) Adjusted net income $ 62,947 $ 55,561 Weighted average common shares outstanding - diluted 24,913 25,426 Dilutive effect of 2030 Convertible Notes (1) (580) — Weighted average common shares outstanding - adjusted diluted 24,333 25,426 ADJUSTED EPS Net income per common share - diluted $ 2.53 $ 1.94 Loss on extinguishment of debt — 0.32 Tax effect of adjustment — (0.07) Dilutive effect of 2030 Convertible Notes (1) 0.06 — Adjusted net income per common share - adjusted diluted (Adjusted EPS) $ 2.59 $ 2.19 (1) Weighted average shares outstanding - diluted, on a GAAP basis, includes diluted shares attributable to the Company's 2030 Convertible Notes. However, the offsetting impact of the convertible note hedge transactions that the Company entered into in connection therewith is not recognized on a GAAP basis. As a result, for purposes of this calculation, the Company excludes the dilutive shares to the extent they would be offset by the convertible note hedge transactions. In addition to reporting financial results in accordance with U.S. GAAP, the Company has provided the non-GAAP performance measures of adjusted net income and adjusted net income per adjusted diluted share ("Adjusted EPS") to illustrate and improve comparability of its results from period to period. Adjusted net income is defined as net income adjusted for loss on extinguishment of debt and the related tax effect during the three month periods ended March 31, 2026 and 2025. Adjusted EPS is defined as adjusted net income divided by weighted average common shares outstanding - adjusted diluted, which includes an adjustment for the dilutive effect of the 2030 Convertible Notes under the if-converted method for the three month period ended March 31, 2026. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. These measures are not in accordance with, nor are they substitutes for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

21 Appendix Historical Unit Mix as Percentage of LCI RV OEM Chassis Shipments 15.5% 15.8% 15.5% 15.9% 15.4% 18.6% 17.9% 20.5% 19.3% 18.9% 23.0% 24.3% 23.7% 20.5% 18.7% 21.4% 23.7% 84.5% 84.2% 84.5% 84.1% 84.6% 81.4% 82.1% 79.5% 80.7% 81.1% 77.0% 75.7% 76.3% 79.5% 81.3% 78.6% 76.3% Single Axle Travel Trailer Multi Axle TT and Fifth Wheels 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 —% 20.0% 40.0% 60.0% 80.0% 100.0% 2121LCI Industries | Q1 2026 Earnings Presentation